Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 500,000,000
Previously Paid Amount	0
Total Fee Amount	69,050
Total Offset Amount	12,718.32
Net Fee	$ 56,331.68